EXHIBIT 10.1

                                CE SOFTWARE, INC.

                             2000 STOCK OPTION PLAN

      THIS 2000 STOCK OPTION PLAN (the "Plan"), effective as of the date of its approval by the Company's shareholders, the 27th day of April, 2000, is hereby adopted and established by CE Software, Inc., an Iowa corporation, (the "Company") and will be maintained by the Company for the purpose of providing stock options for selected management, key employees, Consultants and Non-Employee Directors as provided herein.

                              Article I -- Purpose

      The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by providing additional incentive to those officers, employees, Consultants and Non-Employee Directors of the Company and any Subsidiary whose substantial contributions are essential to the continued growth and success of the business of the Company or Subsidiary in order to strengthen their commitment to the Company or Subsidiary, to motivate them to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and its Subsidiaries. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options and Non-Qualified Stock Options.

                            Article II -- Definitions

      2.01 Scope. For purposes of this Plan, unless the language or context clearly indicates that a different meaning is intended, capitalized terms have the meaning specified in this Article.

      2.02 Definitions. The following terms used in this Plan shall have the following meanings:

      "Agreement" shall mean the written agreement evidencing the grant of an Award and setting forth the terms and conditions thereof.

      "Award" shall mean, individually or collectively, a grant under this Plan to any Eligible Person or Non-Employee Director of Incentive Stock Options, Non-Qualified Stock Options or both as the context requires.

      "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

      "Cause" shall mean the commission of an action against or in derogation of the interests of the Company or Subsidiary which, if proven in a court of law, would constitute a violation of the criminal code or similar law; divulging confidential information about the Company to the public; or the performance of any similar action that the Committee, in its


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sole discretion, may deem to be sufficiently injurious to the interest of the
Company to constitute cause for termination.

      "Change in Control" shall mean any one of the following events:

            (1) any "person" or group of persons acting in concert (as defined in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, its officers or directors, or a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, acquires, directly or indirectly, after the Effective Date of this Plan "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of any class of securities (not including securities acquired in a transaction described in subsection 2 below) representing at least thirty percent (30%) of the combined voting power of the Company;

            (2) the stockholders of the Company approve a merger, consolidation, recapitalization or similar transaction, unless the persons who were shareholders immediately prior to such transaction will collectively own at least fifty percent (50%) of the combined voting power of all classes of stock of the Company (or of the surviving corporation in the event of a merger) outstanding immediately after such transaction; or

            (3) the stockholders of the Company approve a plan of complete liquidation of the Company or a sale of all or substantially all of the assets of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations of the Department of Treasury promulgated pursuant thereto.

      "Committee" shall mean a committee designated by the Board to administer the Plan and to perform the functions set forth herein.

      "Company" shall mean CE Software, Inc., an Iowa corporation, or any successor thereto.

      "Consultant" shall mean an advisor or consultant who is an independent contractor with respect to the Company or a Subsidiary, and who provides bona fide services (other than in connection with the offer or sale of securities in a capital raising transaction) to the Company or a Subsidiary; who is not an employee, officer, or director of the Company or any of its Subsidiaries; and whose services the Committee determines are of vital importance to the overall success of the Company or any of its Subsidiaries.

      "Continuous Employment" shall mean continuous employment with the Company or a Subsidiary as an employee, Consultant or Non-Employee Director or any combination thereof without any interruption or termination of employment or service. Continuous Employment shall not be considered interrupted in the case of sick leave, military leave, disability leave or any other leave of absence or temporary cessation of service approved by the Company or a Subsidiary. "Continuously Employed" shall mean the status of a Participant who has maintained Continuous Employment.


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      "Covered Employee" shall mean a covered employee within the meaning of
Section 162(m)(3) of the Code. By way of explanation, as of the date of adoption of this Plan, a Covered Employee is generally defined in the Code to include any person who is a company's CEO or who is one of a company's four highest paid officers during a particular fiscal year if all wages paid to such person, including the taxable value of all exercised options, exceeds $1 million for that fiscal year.

      "Disability" shall mean, if the Participant is covered by an individual or group long-term disability policy paid for by the Company or a Subsidiary, disability as defined in such policy without regard to any waiting period. If the Participant is not covered by such a policy, Disability means the Participant suffering a sickness, accident or injury which in the judgment of a physician satisfactory to the Company, prevents the Participant from performing substantially all of his or her normal duties for the Company and/or its Subsidiaries. As a condition to any benefits, the Company may require the Participant to submit to such physical or mental evaluations and tests as the Company deems appropriate. "Disabled" shall mean to suffer from a Disability. Disability and Disabled shall not be applied to a Participant who has been and is Continuously Employed.

      "Effective Date" shall mean the date first written above on which this Plan was adopted by the Board.

      "Eligible Person" shall have the meaning given to it by Article V.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" shall mean the market price of a Share, determined by the Committee in good faith on such basis as it deems appropriate; provided, however, if the Shares are traded on the Nasdaq Stock Market, either National Market or SmallCap, or a major exchange such as the New York or American stock exchanges, the determination of Fair Market Value by the Committee shall be the average of the high and low prices reported by Nasdaq or by such major exchange on the date of the grant, or if such date is not a trading date, on the last trading date immediately prior to the date of grant. Such determination shall be conclusive and binding on the Participant and all other persons.

      "Incentive Stock Option" shall mean an Option within the meaning of
Section 422 of the Code, or any successor provisions thereto.

      "Non-Employee Director" shall mean a director of the Company or a Subsidiary that is not treated as a common-law employee of the Company or Subsidiary.

      "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

      "Option" shall mean an Incentive Stock Option, a Non-Qualified Stock Option, or either or both of them, as the context requires.

      "Participant" shall mean a person to whom an Award has been granted under the Plan.


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      "Plan" shall mean the CE Software, Inc. 2000 Stock Option Plan, as amended or restated from time to time.

      "Retirement" shall mean termination of employment or services with the Company or a Subsidiary by a Participant (other than as a result of death, Disability or Cause), if the Participant is at least sixty-two (62) years of age, or such greater age as may be set by the Company or Subsidiary as a standard retirement age, which minimum age shall not exceed sixty-five (65) years.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Share" shall mean shares of common stock, $0.10 par value, of the Company.

      "Statement" shall have the meaning given to it by Section 7.03.

      "Subsidiary" shall mean any corporation in a descending, unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of this definition, corporation shall include any business entity, including but not limited to partnerships and limited liability companies.

      "Ten-Percent Stockholder" shall mean an Eligible Person, who, at the time an Incentive Stock Option is to be granted to such Eligible Person, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a parent or a Subsidiary within the meaning of Sections 424(e) and 424(f), respectively, of the Code.

      "Transaction" shall have the meaning given to it by Section 9.03.

      "Vesting Date" shall mean as to each Award the first annual anniversary of the date of the Award and the monthly anniversary dates thereafter.


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

                          Article III -- Administration

      3.01 Committee Administration. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Company directors who are Non-Employee directors, as defined in paragraph (b)(3)(i) of Rule 16b-3, or any other successor rule thereto, under the Exchange Act. Additionally, the Committee shall satisfy such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m)(4)(C), or any successor provision thereto. The Committee shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings, which may be separate or a part of the minutes of regular or special meetings of the Board. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly held. All actions, determinations or interpretations made in good faith with respect to the Plan or any Option shall be conclusive and binding on the Participants and all other persons. The Company shall pay all expenses incurred in the administration of the Plan.

      3.02 Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power to perform any and all actions, determinations and interpretations related to the administration of the Plan, including, without limitation, the power from time to time:

            (a) to determine those Eligible Persons to whom Awards shall be granted under the Plan and the number of Shares subject to such Awards to be granted to each Eligible Person and to prescribe the terms and conditions (which need not be identical) of each Award, including the purchase price per share of each Award, and the forfeiture provisions, if any, if the Employee leaves the employment of the Company or a Subsidiary within a prescribed time or acts against the interests of the Company within a prescribed time;

            (b) to construe and interpret the Plan, the Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, and (subject to the provisions of Article X below) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

            (c) to determine the duration and purposes for leaves of absence which may be granted to a Participant without constituting a termination of employment or service for purposes of the Plan;

            (d) to determine the terms and conditions of each Award granted to a Covered Employee so that the Company or Subsidiary may claim a tax deduction in connection with non-qualified options, or incentive options that have a non-qualified component; and


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            (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

                       Article IV -- Stock Subject to Plan

      4.01 Number of Shares. The maximum number of Shares that may be issued or transferred pursuant to Awards granted under this Plan is three hundred thousand (300,000) Shares of common stock (or the number and kind of shares of stock or other securities that are substituted for those Shares or to which those Shares are adjusted pursuant to Article IX), and the Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares, such number of Shares.

      4.02 Limitation. For a period of one year after the effective date of this Plan, the number of Shares for which Options may be granted by the Committee shall not exceed a number that after conversion of such Options into Shares of the Company would equal more than twenty percent (20%) of the total outstanding and issued Shares of the Company.

      4.03 Terminated Options. Whenever any outstanding Award or portion thereof expires, is canceled or is otherwise terminated (other than by exercise of the Award), the Shares allocable to the unexercised portion of such Award may again be the subject of Awards hereunder.

                            Article V -- Eligibility

      Eligible Persons shall be the officers, employees and Consultants of the Company and any Subsidiary who, in the view of the Committee, occupy managerial, professional, or key positions, or who provide valuable services, and who, in the view of the Committee, have the capability of making a substantial contribution to the success of the Company. In making the selection and in determining the form and amount of Awards, the Committee may give consideration to the functions and responsibilities of the individual, past and potential contributions to profitability and sound growth, the value of the individual's services to the Company, and any other factors deemed relevant by the Committee. The Committee shall have full and final authority on selecting those Eligible Persons who will receive Awards, provided, however, only individuals who are treated as common-law employees of the Company or any Subsidiary pursuant to the relevant provisions of the Code may receive Incentive Stock Options.


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                              Article VI -- Options

      The Committee may grant Options to any Eligible Person in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. The provisions of the various Agreements entered into under the Plan need not be identical. Each Option and Agreement shall be subject to the following conditions:

      6.01 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided, however, that the purchase price per Share under (a) each Non-Qualified Stock Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share at the time the Option is granted, (b) each Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted, (c) each Incentive Stock Option granted to a Ten-Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share at the time the Option is granted and (d) each Option granted to a Covered Employee shall not be less than one hundred percent (100%) of the Fair Market Value of a Share at the time the Option is granted. In the case of a Non-Qualified Stock Option, an Agreement may specify a purchase price that varies in accordance with a predetermined formula while the Non-Qualified Stock Option is outstanding.

      6.02 Number of Shares. Each Agreement shall specify the number of Shares subject to the Option. Options granted to any Participant in a single fiscal year of the Company shall not cover more than 100,000 shares, as adjusted pursuant to Article IX.

      6.03 Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided, however, that no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted, or five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

      6.04 Non-transferability.

            (a) No Option granted hereunder shall be transferable by the Participant to whom such Option is granted otherwise than by will or the laws of descent and distribution. An Option may be exercised during the lifetime of such Participant only by the Participant, or the Participant's guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs, assignees and successors of the Participant.

            (b) At the discretion of the Committee and in accordance with the provisions of Section 14.03, any Agreement may provide for the designation of a beneficiary of the Participant, who may exercise the Option after the Participant's death and obtain the economic benefits thereof, subject to the consent of the Participant's spouse where required by law.

      6.05 Vesting. Subject to Section 6.06, and unless otherwise set forth in the Agreement, each Option shall become exercisable as to thirty-three and one-third percent (33


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1/3%) of the Shares covered by the Option on the first Vesting Date occurring after the date that the Option was granted and two and seven-ninths percent (2 7/9%) on each subsequent Vesting Date, during a period of Continuous Employment and until such time as the Option becomes fully vested. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

      6.06 Accelerated Vesting. Notwithstanding the provisions in Section 6.05, each Option granted to a Participant shall become vested in full and immediately exercisable upon the occurrence of a Change in Control and upon the death, Retirement or Disability of the Participant.

      6.07 Termination of Employment. In the event that a Participant ceases to be employed by, or ceases to provide services to, the Company and all Subsidiaries, any outstanding Options held by such Participant shall, unless this Plan or the Agreement evidencing such Option provides otherwise, terminate as follows:

            (a) If the Participant's termination of employment is due to his or her death, Disability, or Retirement, the Option shall become vested in full and immediately exercisable for two (2) years after the Participant's last day of employment, and shall thereafter terminate;

            (b) If the Participant's termination of employment is a termination for Cause, the Option shall be canceled and rescinded effective as of the date of such termination; and

            (c) If the Participant's termination of employment is for any other reason (including a Participant's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option shall be exercisable for a period of three (3) months after the Participant's last day of employment with the Company or its Subsidiary, and shall thereafter terminate. Payment of any accrued vacation pay or severance pay shall not extend the last day of employment.

      Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section, but in no event beyond the term of the Option. Any portion of an Incentive Stock Option exercised more than one year after the date of death or disability of the Participant, or three months after termination of the employment of the Participant, shall become a Non-Qualified Stock Option.

      6.08 Cancellation and Recision of Options. Unless the Agreement specifies otherwise, the Committee may cancel and rescind any unexpired, unpaid or deferred Options (whether vested or unvested pursuant to this Article VI) at any time if the Participant is not in compliance with the following conditions:

            (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee, is or becomes competitive with the Company or any Subsidiary, or which organization or


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      business, or the rendering of services to such organization or business, is or becomes prejudicial to or in conflict with the interests of the Company or any Subsidiary. For Participants whose employment has terminated, the judgment of the Committee shall be based on the Participant's position and responsibilities while employed by the Company or its Subsidiaries; the Participant's post-employment responsibilities and position with the other organization or business; the extent of past, current, and potential competition or conflict between the Company (or Subsidiary) and the other organization or business; the effect of the Participant's assuming the post-employment position on the Company's or its Subsidiary's customers, suppliers, and competitors; and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any such organization or business so long as such stock or securities are publicly-traded and do not represent a greater than two percent (2%) equity interest in the organization or business.

            (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or Subsidiaries, or use in other than the Company's or Subsidiary's business, any information or materials determined to be confidential by the Committee relating to the business of the Company or its Subsidiaries, acquired by the Participant either during or after employment with the Company or its Subsidiaries.

            (c) Upon exercise, payment or delivery pursuant to an Option, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a) or (b) of this Section 6.08 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Option shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Option. Such payment shall be made either in cash or by returning to the Company the number of shares of Common Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

      6.09 Annual Limitation. To the extent that the aggregate Fair Market Value (measured by the Fair Market Value of the Shares at the date of grant) of Incentive Stock Options which become exercisable for the first time by any Participant during any calendar year exceeds one hundred thousand dollars ($100,000), the excess of such Options shall be treated as Non-Qualified Stock Options.

                    Article VII -- Payment for Option Shares

      7.01 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of


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an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by any other method approved by this Article. If requested by the Committee, the Participant shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Participant.

      7.02 Provision for Loans. Subject to the terms and conditions of this Section and any rules that the Committee may impose from time to time, the Company or any Subsidiary may make loans to a Participant in connection with the exercise of an Option as follows:

            (a) Amount. No loan made under the Plan shall exceed the sum of (a) the aggregate purchase price payable pursuant to the Option with respect to which the loan is made, plus (b) if applicable, the amount of the reasonably estimated withholding taxes payable by the Participant with respect to the exercise of the Option. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the Shares received pursuant to such exercise, and if the Shares are newly issued, the par value of the Shares being purchased shall be paid in cash.

            (b) Term. No loan shall have an initial term exceeding five (5) years, provided, however, that loans under the Plan shall be renewable at the discretion of the Committee, and provided, however, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (a) one (1) year after termination of the Participant's employment due to Retirement, death or Disability, or (b) the date of termination of the Participant's employment for any reason other than Retirement, death or Disability.

            (c) Security. A loan shall have full recourse against the Participant and shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After any repayment of a loan, pledged Shares no longer required as security may be released to the Participant.

            (d) Other Provisions. Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and shall satisfy the applicable laws and regulations under the Code for imputed interest.

      7.03 Alternative Payment Method. With the approval of the Committee and subject to rules that the Committee may impose from time to time, the Participant may pay for the purchase price of Shares purchased pursuant to an exercise of an Option by using Shares already owned and held for at least six
(6) months, the Participant shall deliver a notarized statement of ownership (hereinafter, "Statement"), in a form to be determined by the Committee, to the Company indicating that the Participant owns Shares of sufficient number and value to cover the purchase price of the Shares purchased pursuant to the exercise of the Option. However, no surrender of the actual stock certificates relating to the Shares listed in the Statement is necessary. The number of Shares in the Statement will be treated as a constructive payment of the purchase price, and the Participant shall retain ownership of such Shares. The Company shall issue a stock certificate for a number of Shares equal to the Shares purchased pursuant to the Option minus the number of Shares used for the constructive payment. All Shares listed in the Statement shall be valued at their Fair Market Value on the date that the Option is exercised.


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      7.04 Exercise/Sale. Subject to rules that the Committee may impose from time to time, all or any part of the purchase price of Shares purchased pursuant to an exercise of an Option and any related withholding taxes may be paid by delivering (on a form prescribed by the Committee) an irrevocable direction to a securities broker approved by the Committee to sell all or part of the Shares being purchased and to deliver all or part of the sales proceeds to the Company.

      7.05 Exercise/Pledge. Subject to rules that the Committee may impose from time to time, all or any part of the purchase price of Shares purchased pursuant to an exercise of an Option and any related withholding taxes may be paid by delivering (on a form prescribed by the Committee) an irrevocable direction to pledge all or part of the Shares being purchased to a securities broker or lender approved by the Committee, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

      7.06 Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered the Shares to the Participant, (c) the Participant's name shall have been entered as a stockholder of record on the books of the Company and (d) the provisions of Section 13.07 have been satisfied. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares.


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   Article VIII -- Non-Qualified Stock Option Grants to Non-Employee Directors

      8.01 Initial Grants. Each Non-Employee Director who first becomes a member of the Board or a board of a Subsidiary shall receive a one-time grant of a Non-Qualified Stock Option of one thousand (1,000) Shares (subject to adjustment under Article IX). Such Non-Qualified Stock Option shall be granted on the date when such Non-Employee Director first becomes a member and shall become exercisable as to thirty-three and one-third percent (33 1/3%) of the Shares covered by such Option on the first Vesting Date occurring after the date that the Option was granted and two and seven-ninths percent (2 7/9%) on each subsequent Vesting Date, during a period of Continuous Employment and until such time as the Option becomes fully vested. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. Each Non-Employee Director serving on the date when the first options are granted under this Plan shall receive an initial grant as if first becoming a member of the Board or a board of a Subsidiary except the amount shall be five hundred (500) Shares (subject to adjustment under Article IX).

      8.02 Annual Grants. Upon the conclusion of each regular annual meeting of the Company's stockholders held in the year 2001 or thereafter, each Non-Employee Director who will continue serving as a member of the Board or a board of a Subsidiary thereafter shall receive a Non-Qualified Stock Option covering two thousand (2,000) Shares (subject to adjustment under Article IX), provided, however, such Non-Qualified Stock Option shall be reduced to one thousand (1,000) Shares if the same Non-Employee Director received the Non-Qualified Stock Option described in Section 8.01 during the same calendar year. The vesting of annual grants shall be the same as for initial grants as described in Section 8.01.

      8.03 Accelerated Exercisability. All Non-Qualified Stock Options granted to a Non-Employee Director under this Article shall also become exercisable in full in the event of:

            (a) The termination of such Non-Employee Director's service because of death, Disability or Retirement; or

            (b) A Change in Control with respect to the Company.

      8.04 Exercise Price. The Exercise Price under all Non-Qualified Stock Options granted to a Non-Employee Director under this Article shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Article VII.

      8.05 Term. All Non-Qualified Stock Options granted to a Non-Employee Director under this Article shall terminate on the earliest of (a) the 10th anniversary of the date of grant, (b) the date three (3) months after the termination of such Non-Employee Director's service for any reason other than death, Disability or Retirement or (c) the date twenty-four (24) months after the termination of such Non-Employee Director's service because of death, Disability or Retirement.

      8.06 Affiliates of Outside Directors. The Committee may provide that the Non-Qualified Stock Options that otherwise would be granted to a Non-Employee Director under this Article shall instead be granted to an affiliate of such Non-Employee Director. Such


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

affiliate shall then be deemed to be a Non-Employee Director for purposes of the Plan, provided, however, that the service-related vesting and termination provisions pertaining to the Non-Qualified Stock Options shall be applied with regard to the service of the Non-Employee Director.

      8.07 Additional and Alternative Option Grants. Notwithstanding the foregoing provisions of this Article VIII, the Committee may, in its sole discretion, grant Non-Qualified Stock Options to Non-Employee Directors for such additional or alternative number of Shares as determined by the Committee. The Agreement evidencing each additional or alternative Non-Qualified Stock Option shall set forth the number of Shares, the exercise price, the manner in which the Option becomes exercisable, the date the Option shall terminate, and such other terms and conditions as the Committee deems advisable.

              Article IX -- Adjustment and Modification of Options

      9.01 Change in Capitalization. In the event of any change in the outstanding Shares of the Company by reason of a stock dividend, stock split, recapitalization, merger, consolidation or combination (by reclassification or otherwise), subdivision, exchange of shares or other similar corporate change, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

            (a) the aggregate number and kind of Shares issuable under the Plan pursuant to Article IV;

            (b) the number and kind of Shares covered by Awards made under the Plan;

            (c) the limitations set forth in Section 6.02;

            (d) the number of Non-Qualified Options to be granted to Non-Employee Directors pursuant to Article VIII; or

            (e) the exercise price under each outstanding Option.

Any fractional Share resulting from any such adjustment shall be rounded up to the nearest whole Share unless the Committee determines a different rounding method. The adjustment provided for by this Section shall be conclusive and binding on all Participants and all other persons.

      9.02 Incentive Stock Options. Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

      9.03 Exercise after a Transaction. In the event of any liquidation, dissolution, merger, consolidation or other reorganization (collectively, a "Transaction") of the Company, the Options and Agreements shall continue in effect in accordance with their respective terms, except that following a Transaction each Participant, upon the exercise of


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

any Option, shall be entitled to receive in respect of each Share subject to an Option the same number and kind of stock, securities, cash, property or other consideration, as the case may be, that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

      9.04 Modification and Assumption. Within the limitations of the Plan, the Committee may modify, assume, cancel or accept the cancellation of Options in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, provided, however, no modification, assumption or cancellation of an Option shall, without the written consent of the Participant, impair the Participant's rights or increase or decrease the Participant's obligations under such Option.

      9.05 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize a Participant to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

                Article X --Termination and Amendment of the Plan

      10.01 Termination or Amendment. No Incentive Stock Option shall be granted on or after the tenth anniversary of the later of (a) the Effective Date of the Plan or (b) the date when the Board adopted the most recent increase in the number of Shares available under Article IV that was approved by the Company's stockholders. Termination of the Plan and all amendments of the Plan shall be subject to the approval of the Company's stockholders. No Awards shall be granted after termination of the Plan.

      10.02 Effect of Amendment. Except as provided in Article IX hereof, rights and obligations under any Award granted before any amendment of the Plan shall not be adversely altered or impaired by such amendment, except with the consent of the Participant.

                    Article XI -- Non-Exclusivity of the Plan

      The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive or stock option arrangement or as creating any limitations on the power of the Board to adopt such other incentive or stock option arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                     Article XII -- Limitation of Liability

      12.01 Limitation. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

            (a) give any officer, employee or Consultant any right to be granted an Award other than at the sole discretion of the Committee;

            (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

            (c) limit in any way the right of the Company or its Subsidiaries to terminate the employment or services of any person at any time; or

            (d) be evidence of any agreement or understanding, expressed or implied, that the Company, or its Subsidiaries, will retain the services of any person or employ any person in any particular position, at any particular rate of compensation or for any particular period of time.

      12.02 Liability and Indemnification.

            (a) Notwithstanding any provision herein to the contrary, neither the Company, any of its Subsidiaries nor any individual acting as an employee, agent, or director of the Company or any Subsidiary shall be liable to any Participant, former Participant, designated beneficiary, or any other person for any claim, loss, liability or expense incurred in connection with the Plan, unless attributable to fraud or willful misconduct on the part of the Company, Subsidiary or any such employee, agent, or director of the Company or Subsidiary.

            (b) The Company shall indemnify, to the fullest extent permitted by law, members of the Committee and directors and employees of the Company, both past and present, to whom are or were delegated duties, responsibilities or authority with respect to the Plan, against any and all claims, losses, liabilities, fines, penalties and expenses (including, but not limited to, all legal fees relating thereto), reasonably incurred by or imposed upon such persons, arising out of any act or omission in connection with the operation and administration of the Plan, other than fraud or willful misconduct.

         Article XIII -- Regulations and Other Approvals; Governing Law

      13.01 Governing Law. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Iowa.

      13.02 Obligation to Issue Shares. The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.


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

      13.03 Mandatory Changes. Except as otherwise provided in Article X, the Board may make such changes in the Plan or any Agreement as may be necessary or appropriate to comply with the rules and regulations of any governmental authority or securities exchange or association, or to obtain for Participants granted Incentive Stock Options, the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

      13.04 Securities Laws. Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

      13.05 Transfer Restrictions. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Company may place a restrictive legend on the share certificate indicating such restrictions. Furthermore, the Committee may require a Participant receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such Participant are acquired for investment only and not with a view to distribution.

      13.06 Share Agreements. The Committee, in its sole discretion, may require any Participant, beneficiary, guardian or legal representative of a Participant or any other person to execute one (1) or more agreements, relating to the Shares of the Company, with the Company and/or any of the Company's shareholders; and no Share may be issued by the Company pursuant to an exercise of an Option, unless and until such agreements, if any, are executed.

                           Article XIV --Miscellaneous

      14.01 Multiple Agreements. The terms of each Award may differ from, other Awards granted under the Plan at the same time, or at any other time. The Committee may also grant more than one Award to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Participant. The grant of multiple Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.


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

      14.02 Withholding of Taxes.

            (a) Whenever the Company proposes to issue or transfer Shares under the Plan, the Company shall have the right to require the Participant to remit to the Company prior to the issuance of any stock certificates and to deduct from any payment of cash to the Participant (whether pursuant to the Plan or otherwise) an amount sufficient to satisfy any federal, state, and local withholding tax requirements.

            (b) With the consent of the Committee, any Participant may satisfy, in whole or in part, the obligation to pay the Participant's statutory withholding tax obligations by electing to surrender Shares that have a Fair Market Value on the date of exercise equal to the amount of cash required to be withheld. All elections shall be irrevocable, and be made in writing and signed by the Participant prior to the day of exercise.

            (c) The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an Incentive Stock Option, and such disposition occurs within the two (2) year period commencing on the day after the date of grant of such Option or within the one (1) year period commencing on the day after the date of transfer of the Share or Shares to the Participant pursuant to the exercise of such Option, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts that the Company informs the Participant the Company is required to withhold.

      14.03 Designation of Beneficiary.

            (a) A Participant may, with the consent of the Committee, designate a beneficiary or beneficiaries to receive, in the event of such Participant's death, any Award or Shares payable to such Participant under the Plan. The Participant may revoke or amend a designation at any time by a subsequent written designation. However, no such designation, revocation or amendment shall be honored by the Company unless signed and dated by the Participant (and the Participant's spouse where required by law) and delivered to the Company within the Participant's lifetime. The Company makes no guarantee or assurance that any beneficiary form supplied by it will be effective under the laws of the applicable jurisdiction to transfer rights to a beneficiary at the time of a Participant's death. The Participant is solely responsible for determining whether any beneficiary designation is in compliance with such laws.

            (b) In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Options and/or amounts payable to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options and/or amounts payable to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent


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

      or relative is known to the Company, then to such other person as the Company may designate.

      14.04 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      14.05 Severability. In the event any portion of this Plan is found to be unenforceable or contrary to any applicable law, then said unenforceable or conflicting portion of the Plan shall be deemed null and void and the Board may modify the Plan in order to most closely accomplish the goals of the Plan while staying within the bounds of enforceability and within the purview of any applicable law with which the offending portion may have been in conflict.

      14.06 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

      14.07 Headings and Captions. The headings and captions in this Plan are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      IN WITNESS WHEREOF, this Plan is made effective as of the day, month and year first above written.

                                        CE SOFTWARE, INC.


                                        By:_____________________________________

                                        Printed Name: John S. Kirk

                                        Title: President


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